SUMMARY PROSPECTUS January 15, 2016

Sanford C. Bernstein Fund, Inc.

Short Duration California Municipal Portfolio

Ticker: Short Duration California Municipal Class–SDCMX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated January 15, 2016 and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.ABglobal.com/links/pcmf, email a request to prorequest@ABglobal.com, or call (collect) (212) 486-5800.

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INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration California Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.06%
Other Expenses	0.22%

Total Other Expenses	0.38%

Total Portfolio Operating Expenses	0.83%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration California Municipal Class
After 1 Year	$85
After 3 Years	$265
After 5 Years	$460
After 10 Years	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.56%, 1st quarter, 2008; and Worst Quarter was down -0.83%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Short Duration California Municipal Class	Return Before Taxes	-0.23%	0.48%	1.56%

	Return After Taxes on Distributions	-0.30%	0.42%	1.50%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.10%	0.44%	1.51%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.61%	0.88%	2.11%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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